American Pacific Corporation Management Presentation October 2007

Safe Harbor Statement / Non-GAAP Information Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the financial outlook, goals, business strategy, projected plans and objectives of management of American Pacific Corporation (the "Company") for future operations and liquidity are forward-looking statements. Such forward-looking statements involve unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. The information contained herein includes references to EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Segment EBITDA and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company's operating results or cash flows as reported under GAAP. To the extent appropriate, we have provided reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP in the Company's Current Report on Form 8-K filed on or about October 1, 2007, which is also posted on our website at www.apfc.com.

Company Overview and Strategy

We maintain a leading market position in each of our focused markets, which are characterized by high barriers to entry AMPAC Overview

A Targeted Approach to Growth BUSINESS MODEL GROWTH STRATEGY Stable Cash Flow from AP Business Strong Growth Dynamics in Fine Chemicals and Aerospace Equipment Organic Growth - Attractive Portfolio of Products Strategic Acquisitions - Target Core Competencies

Attractive Portfolio Products

- Significant barriers to entry and high switching costs.
  - Long-term customer relationships
  - Sole and dual source contracts
  - Customer funded product development
  - Regulatory approvals with long product cycles / production lead time
  - Products and manufacturing know-how are embedded within the final end-product
  - Proprietary processes and technologies
  - Manufacturing excellence
  - Highly skilled workforce

Products / Platforms 2007(G) Revenue



Pharmaceutical / Other
62% of 2007(G) Revenue(1)
Defense / Aerospace
38% of 2007(G) Revenue(2)
All Other 9%
Oncology 11%
Central Nervous System 12%
Anti-viral 31%
Minuteman 12%
SS/Loral 6%
Atlas 3%
All Other 17%

(1) Includes Fine Chemicals, Other Businesses, sodium azide, and Halotron.
(2) Includes perchlorates and Aerospace Equipment.

We primarily manufacture mission critical products under long-term contracts for the defense, aerospace and pharmaceutical industries

AMPAC AMERICAN PACIFIC

5

Specialty Chemicals Segment

Used on virtually all U.S. space launch vehicles and military rockets / missiles. AMPAC has supplied AP for use in space and defense programs for over 40 years No North American alternative for these solid rocket motors Annual demand is anticipated to be stable in the 6-8 million pound range. AP demand was declining until recently Space Shuttle no longer drives demand Consolidation of Kerr-McGee business ATK contract renegotiation 2007(G) AP Revenue by End Uses The uninterrupted availability of AP is critical to national security and our access to space We are the Exclusive Supplier of AP in NA Financial Considerations Sole source ATK contract through 2013 Significant AP revenue stability through price-volume matrix covering volumes of 3 to 20 million pounds Segment generates strong margins and cash flow Minimal cap ex requirements

Fine Chemicals Segment

AMPAC works in partnership with large pharmaceutical companies to develop APIs and manufacturing processes that typically require FDA approval. Expertise in scaling up production of compounds using technically complex processes and specialty equipment. Products represent a small part of the overall cost of a drug yet represent key active ingredients which drive their efficacy. Estimated to average less than 1% to 10% of the total price of the drug Financial Considerations FY 2007(G) Revenue by Application Significant growth opportunities Pharma companies moving toward more outsourcing Attractive focused markets Organic growth in FY 2006 of 43% Expansion capex is typically in support of contracts or improves efficiency; minimal maintenance capex Significant asset value Estimated replacement cost of facilities > $150 million Fine Chemicals provides a strong growth vehicle A Strategic Partner to Pharmaceutical Companies

Financial & Resource Requirements Technology Platforms High Containment Energetic Chemistry Chiral Separation Product Maturity Late Phase II and beyond Target & Core Customers Our disciplined business development approach has yielded a robust pipeline of potential new products Focused New Business Development Building on Core Competencies Technology Therapeutic Area Market Position Chiral Separation Central Nervous System #1 Energetic Chemistry Anti-viral (HIV, Flu, Hepatitis) Top 3 High Containment Oncology Top 3

Aerospace Equipment Segment

Leading supplier of in-space satellite thrusters and propulsion systems. Business acquired in first quarter of FY 2005 The U.S. market is highly concentrated with only two manufacturers. FTC forced divestiture when GenCorp acquired Atlantic Research Corporation from Sequa Corporation The market for satellite thrusters and propulsion systems is expected to grow over the next few years. FY 2007(G) Revenue by Customer Financial Considerations Significant growth opportunities Commercial satellites and missile defense Focus is on continuing to improve profitability Steadily improved since acquiring the business Minimal capex requirements 1% of revenue in FY 2006 Current backlog provides significant revenue visability A Market Leader in Satellite Propulsion

Financial Overview

Performance Drivers Renegotiated ATK contract providing revenue and profit stability for Specialty Chemicals Successfully integrated Fine Chemicals and Aerospace Equipment Fine Chemical process improvements generating record results within the segment Continued to grow the Aerospace Equipment business while improving profitability Completed the sale of ESI, non-core business Revenue Adjusted EBITDA Achieved double-digit CAGR for revenue and EBITDA - Trend expected to continue into 2008 Note: PF 2005A revenue and Adjusted EBITDA includes AFC for the twelve months ended August 31, 2005. Strong Financial Performance

Renegotiated ATK contract through 2013 Very stable AP business model going forward with minimal capex needs Acquired and integrated AFC; a transformational acquisition Strong growth platform - organic growth of 43% in FY 2006 High success rate on process improvement projects within Fine Chemicals Supported by value-add design improvements and capex Continued to build Aerospace Equipment segment Organic growth of 40% in FY 2006 and profitability continues to improve Re-financed $110 million of debt 9% Notes; retired AFC seller note at a significant discount Generated strong financial performance Strong growth with EBITDA margins increasing across each of the 3 primary segments Track Record of Success Each business segment contributes to our success

AMPAC is a leader in each of our business segments with significant barriers to entry. Sole source or dual source provider Significant technical expertise and manufacturing capabilities Significant switching costs for customers in terms of both time and money Specialty Chemicals generates significant cash flow and has strong revenue visibility. Revenue stability via the new ATK contract through 2013 Strong margins with minimal capital expenditure requirements Strong growth fundamentals in Fine Chemicals. Customers trending toward more outsourced manufacturing Strong backlog and nominal maintenance capital expenditure needs Areas of product focus expected to grow more than overall pharma market Aerospace Equipment opportunities Commercial and defense satellite markets expected to grow Electric propulsion Our business mix enables a targeted approach to growth A Compelling Story